LaSalle
Investment Management

SEMI-ANNUAL REPORT

June 30, 2000

LaSalle
U.S. Real Estate Fund

LaSalle
Master Trust


LASALLE INVESTMENT MANAGEMENT FUNDS



Global Leadership in the New World of Real Estate/SM/

                             LaSalle Master Trust

                         LaSalle U.S. Real Estate Fund

                      Semi-Annual Report - June 30, 2000

                                  (Unaudited)

                               Table of Contents

                                                      Page
                                                      ----
Report Highlights....................................    1
Letter To Shareholders...............................    2

LaSalle Master Trust -- U.S. Real Estate Portfolio
     Statement of Net Assets.........................    8
     Statement of Operations.........................   10
     Statement of Changes in Net Assets..............   11
     Financial Highlights............................   12
     Notes to Financial Statements...................   13

LaSalle Investment Management Funds Inc. --
LaSalle U.S. Real Estate Fund
     Statement of Assets and Liabilities.............   15
     Statement of Operations.........................   16
     Statement of Changes in Net Assets..............   17
     Financial Highlights............................   18
     Notes to Financial Statements...................   19

--------------------------------------------------------------------------------
                         LASALLE U.S. REAL ESTATE FUND
                              SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

Report Highlights

 . In the first half of 2000, REIT price earnings ratios made some progress in returning to their traditional relationship with the broad market. The combination of current yields and anticipated earnings growth is expected to produce mid-teens total returns for real estate stocks over the next twelve months, absent further earnings multiple changes.

 . The economy continues to support a robust, healthy real estate market. This environment should be fertile for the best run, most financially secure companies. We are increasingly vigilant in anticipating supply imbalances in sectors and regions.

 . Managements' ingenuity and abilities are replacing raw capital as the driver of growth and returns. Most companies are developing business plans that are self-financing. Since managements now own a significant share of their companies' stock, increased value-per-share is becoming a more important corporate goal.

 . Companies that can selectively embrace and use relevant new technologies in their core businesses should achieve faster growth rates and more solid commands of their investment and geographic niches.

 . REIT market valuations continue to be low compared with the broad market. As of the end of June 2000, REIT stocks in the Fund's portfolio were trading at a discount of 5% to 15% to our current NAV estimates. The overall REIT industry is currently trading at a Funds From Operations (FFO) multiple of less than nine times 2000 estimates versus a historical average multiple of over twelve times.

 . We believe these factors make this an excellent time to allocate investment assets to the public real estate sector.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LaSalle U.S. Real Estate Fund
                              Semi-Annual Report
                                 June 30, 2000

Dear Shareholder:

The LaSalle U.S. Real Estate Fund seeks total return, with a significant income component, by investing in a diversified portfolio of REITs and real-estate operating companies.

The Fund's investment manager, LaSalle Investment Management (Securities) L.P., has more than a dozen professionals dedicated solely to investing in public real estate securities. The management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.

The following graph represents the total return based on $10,000 investment made in the LaSalle U.S. Real Estate Fund at the trading commencement date of March 30, 1998 and held through June 30, 2000 as well as the performance of the Wilshire Real Estate Securities and NAREIT Indices over the same period. Past performance is not predictive of future performance.

-----------------------------------------------------
 LaSalle U.S. Real Estate Fund - Institutional Class
 LaSalle U.S. Real Estate Fund - Retail Class
 LaSalle U.S. Real Estate Fund - Retail Class
 adjusted for maximum 5.0% sales charge
 Wilshire Real Estate Securities Index
 NAREIT Index
-----------------------------------------------------

[GRAPH APPEARS HERE]

                                                                 LaSalle U.S. Real Estate
                                                                   Fund - Retail Class
            LaSalle U.S. Real Estate   LaSalle U.S. Real Estate    adjusted for maximum    Wilshire Real Estate
           Fund - Institutional Class    Fund - Retail Class         5.0% sales charge       Securities Index     NAREIT Index
3/30/98              10,000                   10,000                      9,500                   10,000             10,000

6/30/98               9,563                    9,537                      9,056                    9,540              9,540

12/31/98              8,008                    7,978                      7,576                    8,320              8,290

6/30/99               8,408                    8,322                      7,903                    8,880              8,680

12/31/99              7,620                    7,543                      7,163                    8,060              7,910

6/30/2000             8,755                    8,643                      8,208                    9,240              8,812

-----------------------------------------------------------------------------------------------
                                                                             Since Commencement
                                                                                of Operations
                  Total Return                          6/30/00     1 Year     March 30, 1998
                  ------------                          -------     ------     --------------
LaSalle U.S. Real Estate Fund - Institutional Class      14.6%       4.14%         (5.72%)
LaSalle U.S. Real Estate Fund - Retail Class             14.3%       3.86%          (6.6%)
LaSalle U.S. Real Estate Fund - Retail Class
  adjusted for maximum 5.0% sales charge                 8.51%       (1.3%)        (8.38%)
-----------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

On June 30, 2000 the Net Asset Value (NAV) of the Fund was $7.90 per Institutional share and $7.90 per Retail share. In addition, dividends were paid in the first six months totaling $.30 per Institutional share and $.28 per Retail share.

The first half of 2000 has been a good one for the economy, for real estate and for real estate stocks. The real estate industry's solid operating performance and asset values have finally begun to be reflected in the companies' stock prices, and the sector's first-half performance was one of the best in the financial market.

This relative performance has been the result of the interaction of a variety of factors. Chief among them, in our view, is the concern of some investors over the high valuation accorded technology and very large capitalization companies. Inflation concerns may have also had a role, as well as the relatively small supply of REIT shares for sale due to company buybacks, lack of new equity issues and the completion of selling programs by maturing unit investment trusts.

The results of the Fund's portfolio were better than the REIT market as a whole in the first half of 2000, with contributions from our concentration in apartment, office and industrial companies coupled with superior performance by our upscale and luxury hotel holdings. The portfolio is largely made up of high quality, higher growth companies, which we believe will increase their dominance of their markets and sectors in the years to come.

Market Comment

Even with this strong performance, the sector today has a valuation that is very low compared with broad market measures. The National Association of Real Estate Investment Trust (NAREIT) Equity Index is at 1993 levels, notwithstanding the fact that Funds From Operations (FFO - the measure of REIT earnings) are up 70% over the period.

REIT Equity Index

          [GRAPH APPEARS HERE]

          Jan-92      196.23
          Jan-93      211.88
          Jan-94      231.33
          Jan-95      211.37
          Jan-96      235.52
          Jan-97      292.94
          Jan-98      326.7
          Jan-99      255
          Jan-00      228
          Jun-00      248

Source: NAREIT

REIT Earnings Ratios versus S&P 500

          [GRAPH APPEARS HERE]

                  S&P 500      Price/4 Quarters
                             Forward PFO Multiple
          92
          93       17.9              15.3
          94       15.2              12.3
          95       14.5              10.9
          96       15.4              11.3
          97       16.2              12.6
          98       24.1              12.2
          99       25.2               8.6
          00       26.8               8.2

Source: NAREIT & Bloomberg

Companies' share prices are also attractive relative to the values of their underlying assets. Discounts average nearly 10%, with discounts of 5% or more even in many of the best companies. Price discounts to the real estate companies' Intrinsic Values (their values as going businesses) are even higher, ranging from 15% to 25% today.

     REIT Price versus Net Asset Value

[GRAPH APPEARS HERE]

Jun-94  5.30%
Dec-94  4.50%
Jun-95  0.10%
Dec-95  8.20%
Jun-96  11.10%
Dec-96  28.20%
Jun-97  25.50%
Dec-97  24.00%
Jun-98  8.10%
Dec-98  -2.20%
Jun-99  -1.50%
Dec-99  -16.50%
Jun-00  -9.10%

     Source: NAREIT

The economy continues to perform well with limited inflation, although gasoline prices are of concern this summer, and there are both skilled and unskilled labor shortages building up in many high-tech centers. Retail sales continue to be strong, and office vacancies are approaching historically low levels in some markets. Apartment occupancies are stable to rising, with rent increases outstripping inflation. Interest rates are increasing somewhat, which should curtail new commercial building and possibly slow new home sales. Fewer new buildings should be a mild positive for the investment real estate sectors affected.

As a result, solid increases in the earnings of real estate owners and developers continue. Although second quarter results have been reported for only a few companies thus far, earnings growth rates are expected to exceed 10% in many cases compared with second quarter 1999. For the full year, we expect industry earnings growth in FFO per share in the 8% to 9% range, and expect 2001's average growth will exceed 8% as well. Companies in our portfolios are growing faster than the average, with earnings growth of 11% to 12% expected in 2000, and more than 10% in 2001. Performance of the fund will differ from the projected earning.

Technology continues to be a matter of interest in the real estate business, with many of the public companies participating in several of the consortia that have been developed in the past few months to take advantage of the buying power of large landlords, or act as incubators for a variety of technological innovations with applicability to real estate. We do not expect this to make a dramatic difference in companies' earnings over the intermediate term, and think the best real estate companies will generally also be the ones that are the most tech-savvy.

               LaSalle Company Universe: Earnings and Dividends

         -----------------------------------------------------------
                                     Current       FFO/Share Growth
                                   Div. Yield        '99 vs. '98

          Apartments                   6.7%             10.9%
          Diversified                  5.7%             13.3%
          Factory Outlets             14.4%             12.3%
          Health Care                 13.6%              2.5%
          Lodging                      5.4%              6.1%
          Manufactured Homes           7.0%              9.5%
          Net Lease                    9.0%              6.3%
          Office/Industrial            6.4%             12.0%
          Regional Malls               8.6%             10.9%
          Self Storage                 7.1%             11.0%
          Shopping Centers             8.8%             12.0%
          Weighted Average             7.1%             10.8%
         -----------------------------------------------------------

         Source: LaSalle Investment Management (Securities) L.P.

Real estate sector performance was solid with most regions and sectors posting double-digit total returns so far this year. The Hospitality sector has done particularly well, led by high-quality upscale and luxury hotel owners and operators. Office/industrial and apartments sectors were also good performers, reflecting their strong underlying performance and prospects.

More than half of the growth in the United States economy has been in less than two dozen "technology nodes" and strong central business districts. Strong demand, usually combined with supply and planning constraints, are resulting in above-average growth and expected stability. The bulk of the investments in the Fund are located in these regions.

     Regional Allocation

Northeast............ 21%
Mideast.............. 10%
Southeast............ 14%
Southwest............ 11%
East North Central... 12%
West North Central...  3%
Pacific.............. 22%
Mountain.............  6%
Other................ .4%

     Source: LaSalle Investment Management (Securities) L.P.

Public Market Trends

From time to time we find it useful to look at the longer-term trends that will affect the real estate business and the investors and operators who participate in it.

 . Capital constraints and higher real estate prices are reducing asset growth among the public real estate companies. The bulk of earnings growth over the next two years will come from development, existing asset repositioning and taxable subsidiary investments. The REIT Modernization Act (RMA) will offer opportunities for more aggressive companies to differentiate themselves and increase their profitability.

 . Capital structures are expected to continue to evolve, with more joint ventures, asset sales, stock buybacks and partial or complete corporate liquidations. Mergers and acquisitions should continue, with most profits being made by the sellers.

 . Technology is becoming more important to the real estate industry. Technology rich regions of the country will have higher growth, coupled with more volatility and inflation. This is an investment positive, but requires continuous monitoring.

 . Basic technologies, such as wiring and web-site support, are becoming commodities. Although they offer only moderate potential increases in profits, companies that do not provide them will be at a significant operating and marketing disadvantage.

 . Major technology initiatives by real estate companies can lead to increased growth and competitive strength, with the caveat that technology, like any development initiative, dampens short term results and increases risk and potential volatility.

 . Moderate rates of inflation and higher interest rates should favor those companies with appropriate leverage and financing in place. It is now more important to monitor and evaluate companies' capital structures.

 . Individual company selection continues to be the primary investment criterion, but market and valuation imbalances among sectors and regions may build up over time.

Capital Markets

The past six months have been the quietest period for public REIT capital since prior to 1993. There were no public equity offerings and just over $3 billion of debt was issued, in contrast to total capital of more than $14 billion raised in the peak second quarter of 1998.

          Capital Raising Activities

         ----------------------------------------------------
          ($ millions)               2nd Qtr  1st Qtr    YTD

          Initial Public Offering          0        0      0
          Other Common Equity             15      298    313
                                     -----------------------
          TOTAL EQUITY                    15      298    313

          Public Debt, Preferred       1,135    2,286  3,421
                                     -----------------------
          TOTAL PUBLIC CAPITAL         1,150    2,584  3,734
         ----------------------------------------------------

         Source: NAREIT

There has been considerably more capital provided during this period by the private sector from asset sales and institutional joint ventures. Merger activity has picked up as well. While conventional wisdom says that profits in mergers belong to the sellers, the typical deal today is priced at close to the selling company's current price; no deals have been priced at a premium to net asset value.

While debt-to-market capital ratios have recently eased to some extent as stock prices have recovered, leverage ratios in the sector have increased somewhat over the past two years. Most of the increase has had its impetus in the evolving nature of public real estate companies' portfolios, which now consist of more stabilized or repositioned property and less work-in-process.

Financial coverage remains strong. Most REITs have significantly reduced their dividend payout ratios. Concern is often voiced that a disproportionate amount of equity will be raised if prices recover, but most companies are not counting on additional public capital, focusing instead on selling or joint venturing assets to raise capital that is then put to a variety of uses.

Investment Strategy

The Fund's portfolio continues to focus on high quality, market dominant companies, with appropriate concern for valuation. We believe these firms have the ability to command their region or sector, and that their financial flexibility and excellent managements will enable them to compete effectively in the changing real estate end economic environment.

These investments are supplemented with holdings in selected companies that have the potential to become market dominant in the future or where we expect that an event or other change in a company's condition or environment will produce attractive returns over the intermediate return. We believe this continues to be an excellent time to initiate or increase positions in real estate equities.



Very truly yours,

/s/ William K. Morrill, Jr.    /s/ Keith R. Pauley          /s/ James A. Ulmer
William K. Morrill, Jr.        Keith R. Pauley              James A. Ulmer III
President                      Executive Vice President     Vice President


July 30, 2000

LaSalle Master Trust - U.S. Real Estate Portfolio
----------------------------------------------------------------------------------------------
Statement of Net Assets
June 30, 2000 (Unaudited)
                                                                           Shares     Value
----------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES -- 97.4%

Apartments -- 22.6%
               Apartment Investment & Management Co.....................   13,900  $   601,175
               Avalon Bay Communities, Inc..............................   14,888      621,574
               Camden Property Trust....................................    7,000      205,625
               Equity Residential Properties Trust......................    9,100      418,600
               Essex Property Trust, Inc................................    3,400      142,800
               Post Properties, Inc.....................................    8,086      355,784
                                                                                    ----------
                                                                                     2,345,558
                                                                                    ----------
Diversified/Other -- 14.5%
               Beacon Capital Partners, Inc. (a) (b)....................   14,250      165,648
               Catellus Development Corp.*..............................   14,700      220,500
               Forest City Enterprises, Inc.............................    3,200      106,800
               Franchise Finance Corp. of America.......................    9,000      207,000
               IStar Financial, Inc.....................................   13,000      272,187
               Vornado Realty Trust.....................................   15,500      538,625
                                                                                    ----------
                                                                                     1,510,760
                                                                                    ----------
Factory Outlets -- 2.7%
               Chelsea GCA Realty, Inc..................................    8,100      279,956
                                                                                    ----------
Hotels -- 5.9%
               Meristar Hospitality Corp................................    7,127      149,667
               Meristar Hotels & Resorts, Inc.*.........................    8,200       23,575
               Starwood Hotels & Resorts................................   13,500      436,219
                                                                                    ----------
                                                                                       609,461
                                                                                    ----------
Office/Industrial -- 33.9%
               Boston Properties, Inc...................................   11,300      436,462
               Duke-Weeks Realty Corp...................................   21,252      475,513
               Equity Office Properties Trust...........................   22,288      614,313
               Kilroy Realty Corp.......................................   13,000      337,188
               Mack-Cali Realty Corp....................................   13,300      341,644
               Mission West Properties, Inc.............................    2,000       21,000
               ProLogis Trust...........................................   17,200      366,575
               PS Business Parks, Inc...................................    7,550      181,200
               Reckson Associates Realty Corp...........................   13,500      320,625
               SL Green Realty Corp.....................................    1,900       50,825
               Spieker Properties, Inc..................................    8,000      378,000
                                                                                    ----------
                                                                                     3,523,345
                                                                                    ----------

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Net Assets -- Concluded
June 30, 2000  (Unaudited)
                                                                          Shares      Value
----------------------------------------------------------------------------------------------
Regional Malls -- 7.8%
               General Growth Properties, Inc..........................     8,400  $   266,700
               Rouse Co................................................    11,300      279,675
               Simon Property Group, Inc...............................    12,100      268,469
                                                                                   -----------
                                                                                       814,844
                                                                                   -----------
Retail -- 3.8%
               Developers Diversified Realty Corp......................    11,600      173,275
               Kimco Realty Corp.......................................     3,300      135,300
               Pan Pacific Retail Properties, Inc......................     4,500       90,563
                                                                                   -----------
                                                                                       399,138
                                                                                   -----------
Self Storage -- 6.2%
               Public Storage, Inc.....................................    19,900      466,406
               Storage USA, Inc........................................     6,000      177,000
                                                                                   -----------
                                                                                       643,406
                                                                                   -----------
               Total Real Estate Securities (Cost $9,629,740)..........             10,126,468
                                                                                   -----------

SHORT TERM INVESTMENTS -- 1.6%

               Temporary Investment Fund, Inc.--TempCash Portfolio.....    80,546       80,546
               Temporary Investment Fund, Inc.--TempFund Portfolio.....    80,545       80,545
                                                                                   -----------
               Total Short Term Investments (Cost $161,091)............                161,091
                                                                                   -----------

TOTAL INVESTMENTS (Cost -- $9,790,831)+ -- 99.0%.......................             10,287,559
Other Assets in Excess of Liabilities -- 1.0%..........................                103,875
                                                                                   -----------
NET ASSETS -- 100.0%...................................................            $10,391,434
                                                                                   ===========

+   Cost for Federal income tax purposes is $9,730,885.
*   Non-income producing security.
(a) Security valued at fair value as determined in good faith under procedures established and monitored by the Board of Trustees. Beacon Capital Partners, Inc. incorporates the voting trust rights to Cypress Communications, Inc. At June 30, 2000, this security represented 1.6% of net assets.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
     Dividend income................................................ $  613,726
     Interest income................................................     24,814
                                                                     ----------
          Total Investment Income...................................    638,540
                                                                     ----------
Expenses:
     Advisory fees..................................................     76,660
     Administration and accounting fees.............................     45,765
     Legal fees.....................................................     12,465
     Audit fees.....................................................     11,588
     Printing expense...............................................     10,130
     Amortization of deferred organizational costs..................      9,185
     Directors fees.................................................      8,477
     Custodian fees.................................................      5,485
     Transfer agent fees............................................      2,244
     Other expenses.................................................      2,027
                                                                     ----------
          Total Expenses............................................    184,026
                                                                     ----------

     Less: Fee waivers..............................................    (16,126)
                                                                     ----------
          Net Expenses..............................................    167,900
                                                                     ----------
Net Investment Income...............................................    470,640
                                                                     ----------

Net realized (loss) and unrealized gain on investments:
     Net realized (loss) on investments............................. (3,905,406)
     Net change in unrealized appreciation on investments...........  6,055,982
                                                                     ----------

Net realized and unrealized gain/(loss) on investment transactions..  2,150,576
                                                                     ----------

Net increase in net assets resulting from operations................ $2,621,216
                                                                     ==========

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
----------------------------------------------------------------------------------------------
Statement of Changes in Net Assets                            For the six
                                                              months ended        For the
                                                             June 30, 2000       year ended
                                                              (Unaudited)    December 31, 1999
----------------------------------------------------------------------------------------------
Operations:
     Net investment income..................................  $    470,640        $  1,467,368
     Net realized (loss) on investments.....................    (3,905,406)         (3,622,763)
     Net change in unrealized appreciation (depreciation)
     on investments.........................................     6,055,982           1,322,748
                                                              ------------        ------------

     Net increase (decrease) in net assets resulting
     from operations........................................     2,621,216            (832,647)
                                                              ------------        ------------

Capital Share Transactions:
     Contributions..........................................     3,119,312           4,033,038
     Withdrawals............................................   (16,411,105)        (12,053,595)
                                                              ------------        ------------

     Net (decrease) increase in net assets resulting from
     operations.............................................   (13,291,793)         (8,020,557)
                                                              ------------        ------------

Net (decrease) in net assets................................   (10,670,577)         (8,853,204)

Net assets at beginning of period...........................    21,062,011          29,915,215
                                                              ------------        ------------

Net assets at end of period.................................  $ 10,391,434        $ 21,062,011
                                                              ============        ============

---------------------------

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

                                              For the six months                           For the period from
                                             ended June 30, 2000    For the year ended   March 30, 1998* through
                                                 (unaudited)        December 31, 1999       December 31, 1998
                                             -------------------    ------------------   -----------------------
Net assets, end of period (000's)..........        $10,391               $21,062                 $29,915

Ratio of net expenses to average
     net assets (1) (2)....................           1.64%                 1.39%                   1.27%

Ratio of net investment income to average
     net assets (1) (3)....................           4.59%                 5.47%                   5.10%

Portfolio turnover rate....................             24%                   23%                     31%

-------------------------------
* Commencement of operations


(1)  Annualized for periods less than 1 year.

(2) The expense ratio without waivers and reimbursements for the six months ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 would have been 1.75%, 1.60%, and 1.55%, respectively.

(3) The net investment income ratio without waivers and reimbursements for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998 would have been 4.49%, 5.25% and 4.82%, respectively.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

Note 1 -- Organization

LaSalle Master Trust (the "Trust"), formerly known as LaSalle Partners Master Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust was organized on December 29, 1997 and commenced operations on March 30, 1998. On that date, the LaSalle U.S. Public Real Estate Securities Fund, L.P. and the LaSalle Partners U.S. Real Estate Fund contributed assets with a value of $38,411,064 and $100,000, respectively, in exchange for beneficial interest in the Portfolio. The Trust operates under a "master/feeder" structure where the feeder funds invest substantially all of their investable assets in the Trust.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuation:

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sales price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid price. Securities or other assets for which market quotations are not readily available are valued at their fair value determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service. These services calculate prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Proceeds resulting from the sale of these securities may differ significantly from the fair value assigned by the Board of Trustees. Debt obligations with maturities of 60 days or less are valued at amortized cost.

b) Federal Income Taxes:

The Trust is classified as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Trust will be deemed to have been "passed through" to the feeder funds.

It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

c) Investment Income and Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those specific to securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses solely attributable to the Trust are charged directly to the Trust, while common expenses attributable to both the Trust and a feeder fund are allocated among both.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited) Concluded

--------------------------------------------------------------------------------

d) Deferred Organization Costs:

The Trust has capitalized certain costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

Note 3 -- Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with LaSalle Investment Management (Securities) L.P. (the "Manager"). Under this agreement, the Portfolio pays the Manager an investment management fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, the Manager voluntarily waived fees totalling $10,221. Certain officers and trustees of the Trust are also affiliates of the Manager. No officer or trustee of the Trust who is an officer, director, or shareholder of the Manager receives any compensation from the Trust.

The Trust has entered into an Administration and Accounting Services Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides administration and accounting services to the Trust pursuant to the Agreement. For the six months ended June 30, 2000, the Administrator voluntarily waived fees totalling $5,905. In accordance with the agreement, the Administrator discontinued its waiver on April 1, 2000.

Note 4 -- Securities Transactions

For the six months ended June 30, 2000, purchases of portfolio securities (other than short-term securities) totalled $4,245,136. Sales of portfolio securities totalled $16,168,371.

Note 5 -- Investment Transactions:

At June 30, 2000, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities for the Portfolio was as follows:

     Gross Unrealized Appreciation..................   $  857,658
     Gross Unrealized Depreciation..................     (300,984)
                                                       ----------
     Net Unrealized Appreciation....................   $  556,674
                                                       ==========

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
     Investment in LaSalle Master Trust -- U.S. Real Estate Portfolio........  $4,727,081
     Deferred organization costs.............................................      61,812
     Receivable from Investment Manager......................................      48,789
     Prepaid expenses........................................................      40,221
                                                                               ----------
          Total Assets.......................................................   4,877,903
                                                                               ----------

LIABILITIES:
     Distribution payable to shareholders....................................      69,408
     Accrued expenses and other liabilities..................................      38,592
                                                                               ----------
          Total Liabilities..................................................     108,000
                                                                               ----------
NET ASSETS...................................................................  $4,769,903
                                                                               ==========

COMPOSITION OF NET ASSETS:
     Capital Stock, par value $.01 per share, 100,000,000 shares authorized..  $    6,038
     Additional paid-in capital..............................................   4,710,757
     Undistributed net investment income.....................................       4,123
     Accumulated net realized (loss) on investments..........................    (196,634)
     Net unrealized appreciation on investments..............................     245,618
                                                                               ----------
                                                                               $4,769,902
                                                                               ==========

NET ASSET VALUE PER SHARE:
     Institutional Class: Net Assets.........................................  $4,413,076
     Shares outstanding......................................................     558,638
                                                                               ----------

     Net Asset Value, Offering and Redemption Price per Share................  $     7.90
                                                                               ==========

     Retail Class: Net Assets................................................  $  356,827
     Shares outstanding......................................................      45,184
                                                                               ----------

     Net Asset Value and Redemption Price per Share..........................  $     7.90
                                                                               ==========

     Maximum Offering Price Per Share ($7.90/0.95)...........................  $     8.32
                                                                               ==========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment Income:
     Investment Income allocated from LaSalle Master Trust --
       U.S. Real Estate Portfolio..................................  $120,814
     Expenses allocated from LaSalle Master Trust --
       U.S. Real Estate Portfolio..................................   (27,289)
                                                                     --------
     Net Investment Income allocated from LaSalle Master Trust --
       U.S. Real Estate Portfolio..................................    93,525
                                                                     --------

Expenses:
     Transfer agent fees...........................................    25,103
     Administration and accounting fees............................    15,702
     Legal fees....................................................    12,465
     Shareholders' reports.........................................    11,016
     State registration fees.......................................    10,465
     Amortization of organizational costs..........................     9,480
     Directors fees................................................     8,951
     Audit fees....................................................     1,187
     Distribution fees -- Retail Class.............................       386
     Shareholders' services........................................       232
     Other expenses................................................     2,492
                                                                     --------
          Total Expenses...........................................    97,479
                                                                     --------

     Less: Fee waivers.............................................    (2,238)
     Less: Expense reimbursements..................................  (106,299)
                                                                     --------

Net Investment Income..............................................   104,583
                                                                     --------

Net realized and unrealized (loss) on investments from LaSalle
  Master Trust -- U.S. Real Estate Portfolio:
     Net realized (loss) on investments............................  (110,685)
     Net change in unrealized appreciation on investments..........   503,011
                                                                     --------

Net realized (loss) and unrealized gain on investments.............   392,326
                                                                     --------

Net increase in net assets resulting from operations...............  $496,909
                                                                     ========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets                                                   For the             For the
                                                                                 six months ended      year ended
                                                                                  June 30, 2000     December 31, 1999
                                                                                   (Unaudited)
---------------------------------------------------------------------------------------------------------------------
Operations:
     Net investment income........................................................   $  104,583        $   83,022
     Net realized (loss) on investments from
       LaSalle Master Trust -- U.S Real Estate Portfolio..........................     (110,685)          (82,421)
     Change in unrealized appreciation/(depreciation)
       of investments from LaSalle Master Trust --
       U.S. Real Estate Portfolio.................................................      503,011          (215,537)
                                                                                     ----------        ----------
     Net increase (decrease) in net assets resulting
       from operations............................................................      496,909          (214,936)
                                                                                     ----------        ----------
Distributions to Shareholders:
     From net investment income:
     Institutional Class..........................................................     (116,760)          (46,734)
     Retail Class.................................................................      (11,752)           (8,235)
                                                                                     ----------        ----------
     Total from net investment income.............................................     (128,512)          (54,969)

     From capital:
     Institutional Class..........................................................           --                --
     Retail Class.................................................................           --                --
                                                                                     ----------        ----------
     Total from capital...........................................................           --                --
                                                                                     ----------        ----------
     Total Distributions..........................................................     (128,512)          (54,969)
                                                                                     ----------        ----------

Capital Share Transactions:
     Net increase in net assets resulting from
       capital share transactions.................................................    2,639,600         1,833,177
                                                                                     ----------        ----------
     Total increase in net assets.................................................    3,007,997         1,563,272
                                                                                     ----------        ----------
     Net assets at beginning of period............................................    1,761,906           198,634
                                                                                     ----------        ----------
     Net assets at end of period..................................................   $4,769,903        $1,761,906
                                                                                     ==========        ==========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                   For the six months          For the year         For the period from
                                                  ended June 30, 2000              ended          March 30, 1998* through
                                                       (Unaudited)           December 31, 1999       December 31, 1998
                                                 ----------------------   ----------------------  ------------------------
                                                 Institutional   Retail   Institutional   Retail   Institutional   Retail
                                                     Class       Class        Class       Class        Class       Class
                                                 -------------   ------   -------------   ------   -------------  --------
Net asset value,
  beginning of period.......................         $ 7.17      $ 7.17      $  7.76      $  7.77    $  10.00     $  10.00
                                                     ------      ------      -------      -------    --------     --------

Increase/(Decrease) from operations:
Net investment income
  from operations...........................           0.15        0.10         0.35         0.31        0.26         0.22
Net realized and unrealized gain
  (loss) on investments.....................           0.88        0.91        (0.70)       (0.71)      (2.24)       (2.23)
                                                     ------      ------      -------      -------    --------     --------
Total from investment
  operations................................           1.03        1.01        (0.35)       (0.40)      (1.98)       (2.01)
                                                     ------      ------      -------      -------    --------     --------

Less Distributions:
Distributions from net
  investment income.........................          (0.30)      (0.28)       (0.24)       (0.20)      (0.24)       (0.20)
Distributions from return
  of capital................................             --          --           --           --       (0.02)       (0.02)
                                                     ------      ------      -------      -------    --------     --------
Total Distributions.........................          (0.30)      (0.28)       (0.24)       (0.20)      (0.26)       (0.22)
                                                     ------      ------      -------      -------    --------     --------
Net asset value,
  end of period.............................         $ 7.90      $ 7.90      $  7.17      $  7.17    $   7.76     $   7.77
                                                     ======      ======      =======      =======    ========     ========
Total Return (1)............................          14.59%      14.26%       (4.58)%      (5.19)%    (19.92)%     (20.22)%

Ratios/Supplementary Data:
Net assets,
  end of period (000).......................         $4,413      $  357      $ 1,470      $   292    $    154     $     45
Ratio of net expenses to average
  net assets (2)(3)(5)......................           1.05%       1.45%        1.05%        1.45%       1.05%        1.45%
Ratio of net investment income to
  average net assets (2)(4)(5)..............           7.18%       5.61%        6.15%        5.11%       4.28%        3.93%
Portfolio turnover rate on LaSalle Master
  Trust --  U.S. Real Estate Portfolio......              4%          4%          23%          23%         31%          31%

-----------------------------------
* Commencement of operations.

(1)  Not annualized.

(2)  Annualized for periods less than 1 year.

(3) The expense ratio without waivers and reimbursements for the six months ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998, for the Institutional Class would have been 7.23%, 16.82%, and 113.17%, respectively. For the same periods, the Retail Class ratios would have been 16.73%, 28.39%, and 143.31%, respectively.

(4) The net investment income ratios without waivers and reimbursements for the six months ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 for the Institutional Class would have been 0.99%, (9.63)%, and (106.79)%, respectively. For the same periods, the Retail Class ratios would have been (9.68)%, (21.80)%, and (136.93)%, respectively.

(5) Expense and net investment income ratios represent the combined ratios for LaSalle U.S. Real Estate Fund and its pro rata share of the LaSalle Master Trust -- U.S. Real Estate Portfolio's expenses and income.

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited)

--------------------------------------------------------------------------------

Note 1 -- Organization

LaSalle Investment Management Funds, Inc. (the "Company"), formerly known as LaSalle Partners Funds, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified open-end management investment company currently offering one series: LaSalle U.S. Real Estate Fund (the "Fund"). The Company was organized on December 29, 1997 and commenced operations on March 30, 1998. The Fund invests solely in the U.S. Real Estate Portfolio of the LaSalle Master Trust (the "Portfolio"). The value of the Fund's investment in the Portfolio, included in the accompanying Statement of Assets and Liabilities, reflects the Fund's beneficial interest in the net assets of the Portfolio. At June 30, 2000, the Fund held a 45.5% interest in the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Note 2 -- Significant Accounting Policies

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuations:
The value of the Fund's beneficial interest in the Portfolio is determined by multiplying the net assets of the Portfolio by the Fund's proportionate share of the Portfolio. Valuation of securities held by the Portfolio is discussed in
Note 2(a) of the financial statements of LaSalle Master Trust.

b) Federal Income Taxes:
It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Accordingly, no provision for federal taxes is required in the financial statements.

c) Investment Income and Security Transactions:
The Fund records its proportionate share of the Portfolio's net investment income, realized and unrealized gains and losses. The Fund receives daily allocations of investment operations from the Portfolio based on its beneficial interest in the Portfolio.

d) Deferred Organization Expenses:
The Fund bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

e) Distributions to Shareholders:
Dividends, if any, from net investment income are declared and paid quarterly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited) Continued

--------------------------------------------------------------------------------

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

f) Multiple Classes of Shares:
The Fund is divided into Institutional and Retail Class shares. The Retail Class of shares is separately charged its distribution and shareholder services fees. Income and expenses that are not specific to a particular class, and realized and unrealized gains and losses, are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

Note 3 -- Agreements and Other Transactions with Affiliates

LaSalle Investment Management (Securities) L.P. (the "Manager") has contractually agreed to reimburse the operating expenses in excess of 1.45% and 1.05% for the Retail and Institutional Classes, respectively. For the six months ended June 30, 2000, the Manager reimbursed the Fund $106,299 in expenses/fees due/accured. Certain officers and directors of the Company are also officers, directors, and shareholders of the Manager. No officer or director of the Company who is an officer, director or shareholder of the Manager receives any compensation from the Fund.

The Company has entered into an Administration Agreement with PFPC Inc. (the "Administrator"), whereby the Administrator provides certain fund accounting and administrative services to the Fund. For the six months ended June 30, 2000, the Administrator voluntarily waived fees totalling $2,238. In accordance with the agreement, the Administrator discontinued its waiver on April 1, 2000.

Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund. The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares. Distribution fees paid under the plan may not exceed 0.75% annually of the average daily net assets of the Retail Class. The Board of Directors of the Company has authorized payment of an annual distribution fee of 0.25%. For the six months ended June 30, 2000, there was $386 accrued in distribution fees.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications, and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average net assets of the Retail Class attributable to applicable shareholder accounts. The Board of Directors of the Company has authorized payment of an annual shareholder services fee

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited) Concluded

--------------------------------------------------------------------------------

of 0.15% of average daily net assets. For the six months ended June 30, 2000, there was $232 accrued in shareholder services fees.

Note 4 - Share Capital:

The Fund is authorized to issue up to 50 million Retail Class shares and 50 million Institutional Class shares, each with a par value of $.01 per share. Transactions in shares of capital stock, for the six months ended June 30, 2000, were as follows:

                                               Institutional Class
                                   --------------------------------------------
                                     Six months ended          Year ended
                                      June 30, 2000         December 31, 1999
                                   --------------------   ---------------------
                                   Shares      Amount      Shares      Amount
                                   -------   ----------   --------   ----------
     Shares issued................ 397,623   $2,926,548    294,434   $2,307,986
     Shares reinvested............   7,225       52,152      6,384       46,679
     Shares redeemed.............. (51,087)    (373,522)  (115,757)    (824,614)
                                   -------   ----------   --------   ----------
     Net increase................. 353,761   $2,605,178    185,061   $1,530,051
                                   =======   ==========   ========   ==========

                                                   Retail Class
                                   --------------------------------------------
                                     Six months ended          Year ended
                                      June 30, 2000         December 31, 1999
                                   --------------------   ---------------------
                                   Shares      Amount      Shares      Amount
                                   -------   ----------   --------   ----------
     Shares issued................  11,625   $   85,990    153,051   $1,200,009
     Shares reinvested............     954        6,884      1,056        7,966
     Shares redeemed..............  (8,180)     (58,452)  (119,091)    (904,849)
                                   -------   ----------   --------   ----------
     Net increase.................   4,399   $   34,422     35,016   $  303,126
                                   =======   ==========   ========   ==========

Note 5 - Capital Loss Carryover:

The Fund had the following capital loss carryforwards as of December 31, 1999:

                      Capital Loss
                      Carryforward   Expiration Date
                      ------------   ---------------
                        $ 3,529            2006
                         78,892            2007

These carryforwards may be applied against any realized net taxable capital gain in subsequent years until fully utilized or until the expiration date, whichever occurs first.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Fund prospectus containing more information about the Fund, including expenses. Please read the prospectus carefully before you invest or send your money.

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the FDIC, Federal Reserve Board or any other governmental agency, and are subject to investment risks, including possible loss of principal amount invested.

Distributor: Funds Distributor, Inc.